UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K/A (Amendment No. 1) CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 02, 2011 (Date of earliest event reported)
Atrion Corporation (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-10763 (Commission File Number)	63-0821819 (IRS Employer Identification Number)

One Allentown Parkway (Address of principal executive offices)		75002 (Zip Code)
972-390-9800 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is filed by Atrion Corporation (the "Company") to amend and correct its Current Report on Form 8-K filed on November 2, 2011 in which the press release which was to have been filed as Exhibit 99.1 was inadvertantly filed as the Form 8-K and the Form 8-K was inadvertantly filed as Exhibit 99.

Item 2.02. Results of Operations and Financial Condition

On November 2, 2011, the Company issued a press release entitled "Atrion Reports Third Quarter Results." A copy of the press release issued by the Company is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Atrion Corporation dated November 02, 2011

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2011	ATRION CORPORATION By: /s/ David A. Battat David A. Battat President & CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Atrion Corporation dated November 02, 2011